DIGITAL CURRENCY	9 Months Ended
Jun. 30, 2026
Digital Currency
DIGITAL CURRENCY

12.	DIGITAL CURRENCY

Digital currency consists of Bitcoin and is measured at fair value using a quoted price in an active market at the reporting date. Revaluation changes are recognized in other comprehensive income to the extent required by the IAS 38 revaluation model, with any applicable reversals of prior decreases recognized in profit or loss.

	June 30, 2026	September 30, 2025
	$	$

Digital currency held directly	943,762	753,211
Digital currency held under the Luxor arrangement	1,518,921	—
	2,462,683	753,211

During the three and nine months ended June 30, 2026, the Company recognized realized losses on dispositions of digital currency of $1,189,073 and $1,422,737, respectively, and revaluation gains in other comprehensive income of $1,220,259 and $348,928, respectively. The digital-currency balance decreased from $3,916,235 at March 31, 2026 because dispositions exceeded additions and mining receipts retained during the three-month period.

At June 30, 2026, digital currency with a fair value of $1,518,921, representing approximately 25.31 BTC, was held in an account administered by Luxor. The Company retained beneficial ownership and could withdraw or use the Bitcoin without contractual restriction. The balance was not pledged or held in escrow.

	Digital	Carrying
	currency	amount
	BTC	$

Balance, September 30, 2025	7.61	753,211
Digital currency mined	291.53	23,476,975
Other additions (Note 20)	27.93	2,221,887
Digital currency sold	(286.04)	(22,525,282)
Realized loss on sale	—	(1,422,737)
Revaluation, translation and other measurement movements	—	(41,371)
Balance, June 30, 2026	41.03	2,462,683